SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT  REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 16, 2007

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact Name of Registrant
as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32922	05-0569368
(Commission File Number)	(IRS Employer Identification No.)

1300 S. Second St. Pekin, IL	61555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (309) 347-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           Effective as of April 16, 2007, the 2003 Stock Incentive Plan (Amended and Restated as of March 22, 2007) of Aventine Renewable Energy Holdings, Inc. (the “Company”) was further amended and restated to eliminate any ambiguity as to the plan requirement that the Company’s shareholders must approve any repricing of outstanding awards thereunder.  A copy of the Aventine Renewable Energy Holdings, Inc. 2003 Stock Incentive Plan (Amended and Restated as of April 16, 2007) is filed as an exhibit herewith and incorporated herein.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Form of Aventine Renewable Energy Holdings, Inc. 2003 Stock Incentive Plan (Amended and Restated as of April 16, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aventine Renewable Energy Holdings, Inc.

Date:	April 16, 2007	By:	/s/ William J. Brennan
			Name:	William J. Brennan
			Title:	Chief Accounting and Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Aventine Renewable Energy Holdings, Inc. 2003 Stock Incentive Plan (Amended and Restated as of April 16, 2007)